                                             EXHIBIT (10)(c)




                        AMENDMENT REVISING
                               THE
            CONNECTICUT YANKEE TRANSMISSION AGREEMENT


    THIS AMENDMENT, dated as of this 19th day of January, 1994 is entered into by the signatories hereto for the purpose of amending the Connecticut Yankee Transmission Agreement dated as of October 1, 1964 (the "CY Agreement") and revising the appendices to the CY Agreement, as previously amended and revised as of July 1, 1979.

    WHEREAS, changes have occurred in the interconnected transmission systems in the region and, consequently, in the transmission responsibilities of the parties to the CY Agreement, and

    WHEREAS, The Hartford Electric Light Company has merged into
The Connecticut Light and Power Company, and

    WHEREAS, The New Bedford Gas and Edison Light Company has changed its corporate name to the Commonwealth Electric Company, and

    WHEREAS, Commonwealth Electric Company is presently transmitting power generated by the Connecticut Yankee nuclear unit to stockholders of that unit and is desirous of becoming a party to the CY Agreement, and

    WHEREAS, Maine Electric Power Company is presently transmitting power generated by the Connecticut Yankee nuclear unit to stockholders of that unit and is desirous of becoming a party to the CY Agreement, and
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    WHEREAS, the signatories except the Central Vermont Public
Service Corporation and The United Illuminating Company are also parties to the transmission agreements relating to transmission of power from the Maine Yankee nuclear unit (the "Maine Yankee Transmission Agreement"), and from the Vermont Yankee nuclear unit (the "Vermont Yankee Transmission Agreement"), and

    WHEREAS, the signatories have determined that it is appropriate to amend and revise the CY Agreement, and

    WHEREAS, this Amendment has been negotiated by the signatories as a comprehensive, integrated resolution of outstanding issues pertaining to the Connecticut Yankee
Transmission Agreement, Maine Yankee Transmission Agreement and the Vermont Yankee Transmission Agreement;

    NOW, THEREFORE, the signatories hereby agree as follows:

SECTION 1.    AMENDMENTS TO PREAMBLE OF THE CY AGREEMENT
----------    ------------------------------------------

    A. In order to reflect (1) the addition of Maine Electric Power Company as a party to the CY Agreement, (2) the merger of The Hartford Electric Light Company into The Connecticut Light and Power Company, (3) the change of name of New Bedford Gas and Edison Light Company into Commonwealth Electric Company, and (4) the payment of transmission charges by only those parties who receive transmission service under the CY Agreement, the preamble to the CY Agreement is amended as follows:

            CONNECTICUT YANKEE TRANSMISSION AGREEMENT, dated as of October 1, 1964, between The Connecticut Light and Power Company, New England Power Company, Boston Edison Company, The United Illuminating Company, Western Massachusetts
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Electric Company, Central Maine Power Company, Public Service
Company of New Hampshire, Montaup Electric Company, Cambridge Electric Light Company, Central Vermont Public Service Corporation, Vermont Electric Power Company, Inc., Commonwealth Electric Company, and Maine Electric Power Company.

            Connecticut Yankee Atomic Power Company
         ("Connecticut Yankee") is constructing a nuclear electric generating unit at a site adjacent to the Connecticut River at Haddam Neck, Connecticut. The unit has been designed to have an initial electrical capacity of approximately 490 emw gross and 463 emw net, and is presently scheduled for commercial operation on or before October 1, 1967.

            The parties to this agreement except for Vermont Electric Power, Inc., Commonwealth Electric Company and Maine Electric Power Company are stockholders of Connecticut Yankee, and by separate power contracts dated as of July 1, 1964 have contracted to purchase the entire net electrical capacity and output of the Connecticut Yankee unit in the following percentages:

         The Connecticut Light and Power Company . . . . . .34.5%
         New England Power Company . . . . . . . . . . . . .15.0%
         Boston Edison Company . . . . . . . . . . . . . . . 9.5%
         The United Illuminating Company . . . . . . . . . . 9.5%
         Western Massachusetts Electric Power  . . . . . . . 9.5%
         Central Maine Power Company . . . . . . . . . . . . 6.0%
         Public Service Company of New Hampshire . . . . . . 5.0%
         Montaup Electric Company  . . . . . . . . . . . . . 4.5%
         Cambridge Electric Light Company. . . . . . . . . . 4.5%
         Central Vermont Public Service Corporation  . . . . 2.0%
                                                          -----
                                                          100.0%

         Vermont Electric Power Company, Inc., Commonwealth Electric Company and Maine Electric Power Company are not stockholders of Connecticut Yankee, but transmit Connecticut Yankee power over their systems to such stockholders and are deemed to be parties to this agreement.

         Deliveries under the Connecticut Yankee power contracts will be made at the site at a nominal voltage of 345 kV.

         This agreement provides for transmission of the power purchased by the Connecticut Yankee stockholders over the interconnected facilities of the parties for delivery to the
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    individual systems of the stockholders of Connecticut Yankee who have a common interest in the Connecticut Yankee Unit.
    It is the intent of the parties that a uniform transmission charge shall be payable for each kilowatt of Connecticut Yankee capacity by each party for whom transmission services are rendered, and that the changes so assessed shall be paid to the transmitting parties in proportion to their respective transmission responsibilities.

SECTION 2.  AMENDMENTS TO OTHER PROVISIONS OF THE CY AGREEMENT
----------  --------------------------------------------------

    A. The first sentence of the first paragraph of Section 4 of the CY Agreement is amended to read as follows:
            Each party for whom transmission services are rendered pursuant to this agreement (as shown on Appendix C, as amended from time to time) shall pay a transmission charge at the annual rate of $3.09 per kilowatt of its capacity entitlement under the Connecticut Yankee power contracts.

    B. The third paragraph of Section 4 of the CY Agreement is amended by adding a third sentence that reads as follows:

            The methodology of determining receipts shall be based on the kilowatt-miles of transmission capacity made available by a transmitting party.

    C. The CY Agreement is amended by adding new Sections 10 and 11, as follows:

         10.  Right of Transmitting Parties to Change Rate
              Schedules.
            ---------------------------------------------

            Each transmitting party reserves the right to submit for filing without the concurrence of any other party other rate schedules modifying or superseding this Agreement, subject to Section 11 below, and each party reserves the right to object to such rate schedules.

            Any changes to transmission charges proposed by The Connecticut Light and Power Company shall be based on the methodology used to determine the transmission charges under the Amendment to the Maine Yankee Transmission
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Agreement dated January 19, 1994 and the Amendment to the Vermont
Yankee Transmission Agreement, dated January 19, 1994. The assumptions and methods used to determine the transmission responsibilities of the parties as shown in Appendix A, does not set a precedent for redetermination of such responsibilities under any future Amendments to the CY Agreement.

         11.  Moratorium on Changes to Assumptions and Methods.
            -------------------------------------------------

            None of the parties shall seek an effective date prior to the expiration of three (3) years from the effective date of this Amendment, for any changes to the transmission charge, distribution of revenues, assumptions and methods or appendices specified in the CY Agreement as amended hereby. All parties hereby reserve their rights, individually and jointly, to protest, support or otherwise intervene in any proceeding involving a change in the transmission charge, distribution of revenues, assumptions and methods or appendices of the CY Agreement or this Amendment.

SECTION 3.    REVISION OF APPENDICES
----------    -----------------------

    A. Appendix A, Appendix B and Appendix C shall be deleted in their entirety and replaced with the attached revisions.

SECTION 4.    EFFECTIVENESS OF AMENDMENT
---------     --------------------------

    A. This Amendment shall become effective on such later date as the Federal Energy Regulatory Commission shall permit the last of the Amendments to the Connecticut Yankee Transmission Agreement dated January 19, 1994, Maine Yankee Transmission Agreement dated January 19, 1994 or the Vermont Yankee Transmission Agreement dated January 19, 1994 to become effective.

SECTION 5.    COUNTERPARTS
---------     ------------

    A. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. It shall not be a condition to the effectiveness of this Amendment that each of the parties has executed the same or different counterparts.

SECTION 6.    INTERDEPENDENCIES
----------    ------------------

    A. The terms of this Amendment have resulted from negotiations over transmission agreements relative to the Connecticut Yankee, Maine Yankee and Vermont Yankee nuclear units. The parties to this Amendment to the CY Agreement agree that the provisions hereof are not severable from the Amendment to the MY Transmission Agreement dated January 19, 1994 and from the Amendment to the VY Transmission Agreement dated January 19, 1994 and agree to support these Amendments in their entirety.

            This Amendment is expressly conditioned upon acceptance by the Federal Energy Regulatory Commission of all provisions hereof, the Amendment to the MY Transmission Agreement dated January 19, 1994 and the Amendment to the VY Transmission Agreement dated January 19, 1994, without change or condition. In the event the Federal Energy Regulatory Commission does not by order accept these Amendments in their entirety, this Amendment shall be deemed to be null and void, unless otherwise agreed by all parties.

    IN WITNESS WHEREOF, the signatories have executed this Amendment by their respective duly authorized officers, as of this 19th day of January, 1994.

Boston Edison Company

By ___________________________
    Title:

Cambridge Electric Light Company

By ___________________________
    Title:

Central Maine Power Company

By ___________________________
    Title:

Central Vermont Public Service Corporation

By ___________________________
    Title:

Commonwealth Electric Company

By ___________________________
    Title:

The Connecticut Light & Power Company

By ___________________________
    Title:
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Maine Electric Power Company

By ___________________________
    Title:

Montaup Electric Company

By ___________________________
    Title:

New England Power Company

By ___________________________
    Title:

Public Service Company of New Hampshire

By _____________________________________
    Title:

The United Illuminating Company

By ___________________________
    Title:

Vermont Electric Power Company, Inc.

By _________________________________

    Title:
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Western Massachusetts Electric Company

By ____________________________________
    Title:

APPENDIX A
            CONNECTICUT YANKEE TRANSMISSION AGREEMENT

       Revised Transmission Responsibilities Of The Parties


         Transmitting Party (1)                            %
         ---------------------                            ----

         CL&P................................                       50.76
         UI..................................                         .12
         WMECO...............................                        9.61
         NEPCO...............................                       17.54
         BECO................................                        9.14
         CMP.................................                         .08
         PSNH................................                        8.88
         Montaup.............................                        2.44
         CEC................................                          .82
         VELCO..............................                          .48
         MEPCO..............................                          .13
                                                        -------
              Total...                                             100.00

         Notes:

         1. CL&P       = The Connecticut Light & Power Company
            UI         = The United Illuminating Company
            WMECO      = Western Massachusetts Electric Company
            NEPCO      = New England Power Company
            BECO       = Boston Edison Company
            CMP        = Central Maine Power Company
            PSNH       = Public Service Company of New
                          Hampshire

            Montaup    = Montaup Electric Company
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            CEC        = Commonwealth Electric Company
            Velco      = Vermont Electric Power Company, Inc.
            Mepco      = Maine Electric Power Company